UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Oshkosh Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:
November 4, 2011

O S H K O S H     C O R P O R A T I O N

F O R   I M M E D I A T E   R E L E A S E

OSHKOSH CORPORATION CONFIRMS RECEIPT OF

DIRECTOR NOMINATIONS FROM CARL ICAHN

OSHKOSH, Wis. (November 4, 2011) — Oshkosh Corporation (NYSE: OSK), a leading manufacturer of specialty vehicles and vehicle bodies, today acknowledged that certain funds affiliated with Carl Icahn (“Icahn”), which disclosed beneficial ownership of approximately 9.5% of the outstanding shares of Oshkosh, submitted to the Company a notice of nomination of six director candidates, four of whom are affiliated with Mr. Icahn, for election to the Oshkosh Board of Directors at the Company’s 2012 Annual Meeting of Shareholders.

The Company will review Mr. Icahn’s notice to ensure it complies with the Company’s governing documents and applicable law.  The Company’s Board of Directors and Governance Committee will consider the nominations in due course.

Oshkosh issued the following statement:

The Oshkosh Board of Directors and management team are committed to acting in the best interests of the Company, all Oshkosh shareholders and other constituencies, and we have had an open dialogue with Mr. Icahn since we first became aware of his investment in our company.

The Oshkosh Board and management team are committed to building value for all shareholders. The Board is actively engaged in overseeing management’s execution of the Company’s MOVE strategy, with initiatives aimed at improving our cost structure, accelerating new product development and growing sales in emerging markets to drive earnings growth in fiscal 2013 and beyond.  The Board is confident that MOVE will create long-term value for shareholders and allow the Company to benefit significantly from future recovery in its markets.

Oshkosh noted that its Board of Directors is comprised of 13 highly qualified and experienced directors, 12 of whom are independent and all of whom are elected annually.  Oshkosh’s directors are proven business leaders with a broad range of experience in manufacturing, military, finance and other areas important to Oshkosh’s business.  Oshkosh has added six new independent directors to the Board since 2008, including four within the last 12 months.

The Company will provide shareholders with proxy materials, including a WHITE proxy card, in connection with the 2012 Annual Meeting of Shareholders in due course.

Goldman, Sachs & Co. is serving as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP and Foley & Lardner LLP are serving as legal advisors to the Company.

About Oshkosh Corporation

Oshkosh Corporation is a leading designer, manufacturer and marketer of a broad range of specialty access equipment, commercial, fire & emergency and military vehicles and vehicle bodies. Oshkosh Corporation manufactures, distributes and services products under the brands of Oshkosh®, JLG®, Pierce®, McNeilus®, Medtec®, Jerr-Dan®, Oshkosh Specialty Vehicles, Frontline™, SMIT™, CON-E-CO®, London® and IMT®. Oshkosh products are valued worldwide in businesses where high quality, superior performance, rugged reliability and long-term value are paramount. For more information, log on to www.oshkoshcorporation.com.

®, TM All brand names referred to in this news release are trademarks of Oshkosh Corporation or its subsidiary companies.

Forward-Looking Statements

This press release contains statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations, are forward-looking statements. When used in this press release, words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the expected level and timing of U.S. Department of Defense (DoD) procurement of products and services and funding thereof, including the impact of the DoD’s allocation of certain tires which will restrict and delay certain FHTV sales; risks related to reductions in government expenditures in light of U.S. defense budget pressures and an uncertain DoD tactical wheeled vehicle strategy; the cyclical nature of the Company’s access equipment, commercial and fire & emergency markets, especially during periods of global economic uncertainty, lower municipal spending and tight credit markets; the Company’s ability to produce vehicles under the FMTV contract at targeted margins; the duration of the ongoing global economic weakness, which could lead to additional impairment charges related to many of the Company’s intangible assets and/or a slower recovery in the Company’s cyclical businesses than equity market expectations; the potential for the U.S. government to competitively bid the Company’s Army and Marine Corps contracts; the consequences of financial leverage, which could limit the Company’s ability to pursue various opportunities; increasing commodity and other raw material costs, particularly in a sustained economic recovery; the ability to pass on to customers price increases to offset higher input costs; risks related to costs and charges as a result of facilities consolidation and alignment, including that anticipated cost savings may not be achieved; risks related to the collectability of receivables, particularly for those businesses with exposure to construction markets; the cost of any warranty campaigns related to the Company’s products; risks related to production delays arising from supplier quality or production issues; risks associated with international operations and sales, including foreign currency fluctuations and compliance with the Foreign Corrupt Practices Act; the potential for increased costs relating to compliance with changes in laws and regulations; risks related to disruptions in the Company’s distribution networks; and the Company’s ability to successfully execute on its strategic road map and meet its long-term financial goals. Additional information concerning these and other factors is contained in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this press release. The Company assumes no obligation, and disclaims any obligation, to update information contained in this press release. Investors should be aware that the Company may not update such information until the Company’s next quarterly earnings conference call, if at all.

Additional Information and Where to Find It

Oshkosh Corporation (the “Company”), its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2012 Annual Meeting (the “2012 Proxy Statement”).  SHAREHOLDERS ARE URGED TO READ THE 2012 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants, none of whom owns in excess of 1% of the Company’s common stock, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2012 Proxy Statement and other materials to be filed with the SEC in connection with the 2012 Annual Meeting. This information can also be found in the Company’s Annual Report on Form 10-K for the year ended September 30, 2010, filed with the SEC on November 18, 2010, and in the Company’s proxy statement for its 2011 Annual Meeting of Shareholders (the “2011 Proxy Statement”), filed with the SEC on December 21, 2010. To the extent holdings of the Company’s securities have changed since the amounts printed in the 2011 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Shareholders will be able to obtain, free of charge, copies of the definitive 2012 Proxy Statement and any other documents (including the White proxy card) filed by the Company with the SEC in connection with the 2012 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.oshkoshcorporation.com) or by writing to Ms. Margaret Wacholtz, Oshkosh Corporation, P.O. Box 2566, Oshkosh, Wisconsin, 54903-2566.  In addition, copies of the proxy materials, when available, may be requested from the Company’s proxy solicitor, Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022 or toll-free at (877) 750-9499.

Contacts:

Media Relations:

John Daggett, Oshkosh

Vice President, Communications

(920) 233-9247

Dan Katcher / Matt Sherman

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investor Relations:

Patrick Davidson, Oshkosh
Vice President, Investor Relations
(920) 966-5939